UNITES STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        Commission File Number:
December 9, 1998                                                         1-12358


                            COLONIAL PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)



                  Alabama                            59-7007599
          (State of organization)       (IRS Employer Identification Number)

        2101 Sixth Avenue North                      35203
               Suite 750                          (Zip Code)
          Birmingham, Alabama
(Address of principal executive offices)

                                 (205) 250-8700
              (Registrant's telephone number, including area code)

                            COLONIAL PROPERTIES TRUST


Item 5. Other Events


Colonial Properties Trust (the Company), an Alabama real estate investment trust whose common shares are listed on the New York Stock Exchange under the symbol CLP, owns and operates commercial real estate through Colonial Realty Limited Partnership, a Delaware limited partnership and the "Operating Partnership" of Colonial Properties Trust. Through the Operating Partnership the Company has acquired a regional shopping mall and entered into two joint ventures since the filing of the Company's Form 10-Q on November 13, 1998. The following is a summary of the material terms of the transactions.

In accordance with Rule 3-14 of Regulation S-X, financial statements with respect to the Acquired Property are being filed to appropriately update the Company's shelf registration statement.

Description of Property

Acquired Property

Bel Air Mall---Mobile, Alabama

On December 29, 1998, the Company acquired Bel Air Mall, a 1.4 million square foot regional shopping mall located in Mobile, Alabama. Bel Air is the second largest mall in the state of Alabama and was 92% leased at the time of acquisition. Bel Air is anchored by Parisian, Dillard's, Sears, JC Penney, and Target; major in-line tenants include The Gap, Limited, Eddie Bauer and Gymboree. Dillard's and JC Penney have recently completed major renovations to their stores and Sears completed a 90,000 square foot expansion and renovation of its store in 1997. The purchase price of $89.1 million was funded through the proceeds received in connection with the formation of the Orlando Fashion Square joint venture and an advance on the Company's unsecured line of credit.


Joint Ventures

Parkway City Mall Joint Venture-Huntsville, Alabama

On December 9, 1998, the Company and CBL & Associates Properties formed a joint venture to acquire Parkway City Mall, a 414,000 square foot mall located in Huntsville, Alabama, for $11.4 million. In addition to the purchase of the property, the joint venture will redevelop the mall, with all related costs being shared equally by both venture partners. Parkway City Mall is anchored by Parisian and McRae's and was 86% leased at the time of the acquisition.

Orlando Fashion Square Joint Venture-Orlando, Florida

On December 29, 1998, the Company and Prudential Real Estate Investors (Prudential) entered into a joint venture to own Orlando Fashion Square. Orlando Fashion Square is a super-regional mall with 1.1 million square feet located in the affluent Winter Park area of Orlando, Florida. The mall is anchored by Burdine's, Sears, Dillard's, and JC Penney. In connection with the formation of the joint venture, Prudential acquired a 50% interest in Orlando Fashion Square from the Company for $52 million. Subsequent to formation, the joint venture leveraged the property with a $65 million note and the proceeds from the issuance of the note were distributed equally to the joint venture partners. Colonial used the proceeds from the formation of the joint venture to fund the acquisition of Bel Air Mall.

                            COLONIAL PROPERTIES TRUST


Item 7.  Financial Statements and Exhibits


(a)      Financial Statements of Businesses Acquired or to be Acquired

                                                                        Page
         Historical Summary of Revenues and Direct
         Operating Expenses of Bel Air Mall................................5

(b)      Pro Forma Financial Information...................................8

(c)      Exhibits

         23.1  Letter re:  Consent of Independent Accountants.............17

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees and Shareholders of Colonial Properties Trust

We have audited the Historical Summary of Revenues and Direct Operating Expenses of Bel Air Mall (the Property) as defined in Note 1 for the year ended December 31, 1997. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Forms 8-K of Colonial Properties Trust and Colonial Realty Limited Partnership, and is not intended to be a complete presentation of the revenues and expenses of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of Bel Air Mall for the year ended December 31, 1997 in conformity with generally accepted accounting principles.



                                                  /s/ PricewaterhouseCoopers LLP
                                                  PricewaterhouseCoopers LLP

Birmingham, Alabama
February 4, 1999

                                  BEL AIR MALL
                              HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES
                              _____________________

                                                              For the
                                                            Year Ended
                                                         December 31, 1997
                                                     ------------------------



 Revenues
      Base and percentage rents                      $           7,596,863
      CAM reimbursements                                         2,392,717
      Other                                                        515,434
                                                     ------------------------

                                                     $          10,505,014
                                                     ------------------------

 Direct operating expenses:
      General operating expenses                                 1,199,863
      Salaries and benefits                                        879,003
      Repairs and maintenance                                      285,032
      Taxes, licenses, and insurance                               723,658
                                                     ------------------------


                                                                 3,087,556
                                                     ------------------------

 Excess of revenues over direct
      operating expenses                             $           7,417,458
                                                     ========================






See Notes to Historical Summary of Revenues and Direct Operating Expenses.

                                  BEL AIR MALL
                         NOTES TO HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES



1.   Accounting Policies


     Description-The accompanying Historical Summary consists of the revenues and direct operating expenses of the Bel Air Mall (the property), a retail mall located in Mobile, Alabama. Colonial Properties Trust, through Colonial Realty Limited partnership, purchases the Property on December 30, 1998 for a total of approximately $89.1 million.

     Basis of Presentation-The Historical Summary of Revenues and Direct Operating Expenses includes gross operating revenues, exclusive of interest income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, management fees, non-recurring administrative expenses, and federal, state, and local income taxes, if any.

     Income Recognition-Rental income is recognized as earned pursuant to the terms of tenant leases. Anticipated losses, if any, are recognized when such amounts become known.

     Use of Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the report period. Actual results could differ from those estimates.


2.   Leasing Operations

     Minimum base rentals to be received in future periods under noncancelable operating leases extending beyond one year at December 31, 1997, are as follows:

               1998                                  $  6,908,694
               1999                                     6,550,595
               2000                                     5,897,069
               2001                                     5,348,344
               2002                                     5,176,951
               Thereafter                              20,549,985
                                                ------------------

                                                     $ 50,431,638
                                                ==================

                            COLONIAL PROPERTIES TRUST
                             PRO FORMA CONSOLIDATED
                             CONDENSED BALANCE SHEET
                               September 30, 1998
                                   (Unaudited)


The following unaudited pro forma consolidated condensed balance sheet reflects significant transactions effected by the Company after September 30, 1998, including the purchase of the Acquired Property and two joint venture transactions mentioned elsewhere herein.

This unaudited pro forma consolidated condensed balance sheet is not necessarily indicative of the actual financial position of the Company had the transactions been completed as of September 30, 1998, nor does it purport to represent the future financial position of the Company. The unaudited pro forma consolidated condensed balance sheet and related notes should be read in conjunction with the information appearing in the Company's 1997 Annual Report as filed with the Securities and Exchange Commission on Form 10-K and with the financial statements included therein and the notes thereto and with the Company's September 30, 1998 Quarterly Report as filed with the Securities and Exchange Commission on Form 10-Q and with the financial statements included therein and the notes thereto. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.




                            Colonial Properties Trust
                 Pro Forma Consolidated Condensed Balance Sheet
                               September 30, 1998
                                 (In Thousands)
                                   (Unaudited)


                                         Colonial                    Colonial
                                        Properties        Pro       Properties
                                          Trust          Forma         Trust
                                        Historical     Adjustments   Pro Forma
                                        -----------    -----------  -----------
                                           (A)             (B)
ASSETS
Land, buildings, & equipment, net      $ 1,586,099    $   (14,900)  $ 1,571,199
Undeveloped land and CIP                    89,275                       89,275
Cash and equivalents                         2,889                        2,889
Restricted cash                              2,887                        2,887
Accounts receivable, net                     8,552                        8,552
Prepaid expenses                             2,825                        2,825
Deferred debt and lease costs                6,805                        6,805
Other assets                                 7,072         25,200        32,272
                                       ===========    ===========   ===========
                                       $ 1,706,404    $    10,300   $ 1,716,704
                                       ===========    ===========   ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Notes and mortgages payable            $   855,292    $    10,300   $   865,592
Accounts payable                             7,800                        7,800
Accrued interest                            10,379                       10,379
Accrued expenses                            15,883                       15,883
Tenant deposits                              4,197                        4,197
Unearned rent                                3,567                        3,567
                                       -----------    -----------   -----------
     Total liabilities                     897,118         10,300       907,418
                                       -----------    -----------   -----------
Minority interest                          198,606            -0-       198,606
                                       -----------    -----------   -----------

Preferred shares of beneficial
     interest,$.01 par value                    50                           50
Common shares of beneficial
     interest, $.01 par value                  260                          260
Additional paid-in capital                 659,629                      659,629
Cumulative earnings                        116,148                      116,148
Cumulative distributions                  (165,074)                    (165,074)
Deferred compensation on
     restricted shares                        (333)                        (333)
                                        -----------    -----------  -----------
     Total shareholders' equity             610,680            -0-      610,680
                                        -----------    -----------  -----------
                                        $ 1,706,404    $    10,300  $ 1,716,704
                                        ===========    ===========  ===========

                            COLONIAL PROPERTIES TRUST
                         NOTES TO PRO FORMA CONSOLIDATED
                             CONDENSED BALANCE SHEET
                                   (Unaudited)


(A) Reflects the historical financial position of the Company as of September 30, 1998, as presented in the Company's Form 10-Q as filed with the Securities and Exchange Commission.

(B) Includes the acquisition of the Bel Air Mall for a purchase price of $89.1 million, and the formation of the Orlando Fashion Square joint venture and the Parkway City joint venture. The property acquisition and the formation of the joint ventures were financed through advances on the Company's unsecured line of credit and proceeds received from the sale of certain property related to the formation of the Orlando Fashion Square joint venture.

                            COLONIAL PROPERTIES TRUST
                        PRO FORMA CONSOLIDATED CONDENSED
                            STATEMENTS OF OPERATIONS
                    For the Year Ended December 31, 1997 and
                    the Nine Months Ended September 30, 1998
                                   (Unaudited)


The following unaudited pro forma consolidated condensed statements of operations reflect significant transactions effected by the Company during 1997 and 1998 which includes the purchase of the Acquired Property and the formation of the two joint ventures mentioned elsewhere herein. In addition to the Acquired Property and the two joint ventures, the following significant transactions are reflected in the unaudited pro forma consolidated condensed statements of operations: (i) the Company's acquisition activity for the first three quarters of 1998 which is discussed in the Company's filings on Forms 10-Q filed on May 6, 1998, August 12, 1998, and November 13, 1998 (ii) the Company's equity offerings completed in February, March, April and May 1998, and January, July, November and December 1997 (iii) the Operating Partnership's debt offerings completed in January, July, August and September 1997 (iv) the
Company's 1997 acquisition and disposition activity, which included the acquisition of 25 properties, the disposition of seven properties, and the purchase of additional interests in two properties (the 1997 Properties) which are discussed in the Company's filings on Forms 8-K filed on July 21, 1997, October 30, 1997, and December 11, 1997. The pro forma effects of all such transactions are included in the unaudited pro forma consolidated condensed statements of operations assuming the transactions had occurred as of January 1, 1997 and assuming the Company used the proceeds of the equity and debt offerings to repay outstanding indebtedness (see notes to unaudited pro forma consolidated condensed statements of operations).

These unaudited pro forma consolidated condensed statements of operations are not necessarily indicative of the actual results of operations had the transactions been completed as of January 1, 1997, nor do they purport to represent the future results of the operations of the Company. The Company is not aware of any material factors relating to the Acquired Property and the two joint ventures, other than as disclosed in the footnotes to the unaudited pro forma consolidated condensed statements of operations, which would cause the historical summaries of revenues and direct operating expenses not to be necessarily indicative of future operating results.

The unaudited pro forma consolidated condensed statements of operations and related notes should be read in conjunction with the information appearing in the Company's 1997 Annual Report as filed with the Securities and Exchange Commission on Form 10-K and with the financial statements included therein and the notes thereto and with the Company's September 30, 1998 Quarterly Report as filed with the Securities and Exchange Commission on Form 10-Q and with the financial statements included therein and the notes thereto. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.


                            Colonial Properties Trust
            Pro Forma Consolidated Condensed Statements of Operations
                      For the year ended December 31, 1997
                      (In Thousands, Except Per Share Data)
                                   (Unaudited)


                                       For the year ended December 31, 1997
                                        Colonial                   Colonial
                                       Properties       Pro      Properties
                                         Trust         Forma        Trust
                                       Historical   Adjustments   Pro Forma
                                       ---------    ---------    ---------
                                          (A)           (B)
Revenues:
     Rent                              $ 178,158    $  64,838    $ 242,996
     Other                                 5,968        1,749        7,717
                                       ---------    ---------    ---------
        Total revenue                    184,126       66,587      250,713
                                       ---------    ---------    ---------

Property operating expenses:
     General operating expenses           12,603        6,282       18,885
     Salaries and benefits                10,283        3,464       13,747
     Repairs and maintenance              18,669        6,284       24,953
     Taxes, licenses and insurance        15,578        4,708       20,286
General and administrative                 6,448        1,227        7,675
Depreciation                              31,956       12,416       44,372
Amortization                               1,322           (2)       1,320
                                       ---------    ---------    ---------
        Total operating expenses          96,859       34,379      131,238
                                       ---------    ---------    ---------
                                       ---------    ---------    ---------
        Income from operations            87,267       32,208      119,475
                                       ---------    ---------    ---------

Other income (expense):
     Interest expense                    (40,496)      (9,517)     (50,013)
     Income from equity investments          620        1,686        2,306
     Gains from sales of property          2,567       (2,567)         -0-
                                       ---------    ---------    ---------
        Total other expense              (37,309)     (10,398)     (47,707)
                                       ---------    ---------    ---------
                                       ---------    ---------    ---------

 Income before extraordinary items and
        minority interest in CRLP         49,958       21,810       71,768
Extraordinary loss from debt
        extinguishment                    (3,650)       3,650          -0-
                                       ---------    ---------    ---------

     Income before minority
          interest in CRLP                46,308       25,460       71,768
Minority interest in CRLP                 14,360        6,330       20,690
                                       ---------    ---------    ---------

     Net income                        $  31,948    $  19,130    $  51,078
Preferred dividends                        1,671        9,267       10,938
                                       ---------    ---------    ---------

     Net income available to
          common shareholders          $  30,277    $   9,863    $  40,140
                                       =========    =========    =========

Net income per share -
     basic and diluted                 $    1.53                 $    1.54
                                       =========                 =========

Common shares outstanding                 19,808                    26,045
                                       =========                 =========



                            Colonial Properties Trust
            Pro Forma Consolidated Condensed Statements of Operations
                   For the nine months ended September 30, 1998
                      (In Thousands, Except Per Share Data)
                                   (Unaudited)




                                  For the nine months ended September 30, 1998
                                      Colonial                     Colonial
                                     Properties        Pro        Properties
                                       Trust          Forma         Trust
                                     Historical    Adjustments    Pro Forma
                                     ---------      ---------     ---------
                                        (A)            (B)
Revenues:
     Rent                            $ 175,071     $   9,709      $ 184,780
     Other                              10,753           858         11,611
                                     ---------     ---------      ---------
        Total revenue                  185,824        10,567        196,391
                                     ---------     ---------      ---------

Property operating expenses:
     General operating expenses         14,543           884         15,427
     Salaries and benefits               9,065         1,056         10,121
     Repairs and maintenance            17,931           370         18,301
     Taxes, licenses and insurance      16,035           477         16,512
General and administrative               6,124           -0-          6,124
Depreciation                            32,897         2,562         35,459
Amortization                             1,208           -0-          1,208
                                     ---------     ---------      ---------
        Total operating expenses        97,803         5,349        103,152
                                     ---------     ---------      ---------
        Income from operations          88,021         5,218         93,239
                                     ---------     ---------      ---------
Other income (expense):
     Interest expense                  (38,108)       (3,056)       (41,164)
     Income from equity investments     (1,371)        1,551            180
     Gains from sales of property           17           (17)           -0-
                                     ---------     ---------      ---------
        Total other expense            (39,496)       (1,488)       (40,984)
                                     ---------     ---------      ---------

     Income before extraordinary items and
        minority interest in CRLP       48,525         3,730         52,255
Extraordinary loss from
     debt extinguishment                  (401)          401            -0-
                                     ---------     ---------      ---------

     Income before minority
        interest in CRLP                48,158         4,131         52,255
Minority interest in CRLP               14,726           348         15,074
                                     ---------     ---------      ---------
                                     $  33,398     $   3,738      $  37,181
Preferred dividends                      8,203           -0-          8,203
                                     ---------     ---------      ---------

  Net income available to
     common shareholders             $  25,195     $   3,783      $  28,978
                                     =========     =========      =========

Net income per share -
     basic and diluted               $    1.04                    $    1.11
                                     =========                    =========

Common shares outstanding               24,148                       26,045
                                     =========                    =========


                            COLONIAL PROPERTIES TRUST
                         NOTES TO PRO FORMA CONSOLIDATED
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)


(A) Reflects the Company's historical results of operations for the year ended December 31, 1997, as presented in the Company's 1997 Annual Report as filed with the Securities and Exchange Commission on Form 10-K and the Company's historical results of operations for the nine months ended
     September 30, 1998 as presented in the Company's September 30, 1998 Quarterly Report as filed with the Securities and Exchange Commission on Form 10-Q.

(B) Reflects the operating results of the Acquired Property and the two joint ventures, all properties and additional phases of existing properties acquired during 1998, as discussed in the Company's filings on Forms 10-Q filed on May 6, 1998, August 12, 1998, and November 13, 1998, and the operating results of the 1997 Properties, as discussed in the Company's filings on Forms 8-K filed on July 21, 1997, October 30, 1997, and December 11, 1997. The results included as pro forma adjustments for these properties include those operating results of the properties for the respective periods during which the Company did not own the properties. This column also reflects the net effect of the application of the equity and debt offering proceeds to repay the revolving debt incurred in the acquisition of properties and mortgage debt. The interest saved from this repayment of debt is shown net of interest expense incurred in connection with the debt offerings.

     Included elsewhere herein is the Historical Summary of Revenues and Direct Operating Expenses for the Acquired Property. The pro forma statements of operations include certain adjustments made to these historical summaries as presented in the following table.

                                                            For the
                                                           Year Ended
                                                       December 31, 1997
                                                         (in thousands)
                                                     --------------------
          Excess of revenues over direct
              Operating expenses (1)
              Bel Air Mall                                       $  7,417
              Other properties                                     37,205
                                                     --------------------
                                                                   44,622
          Less (Plus):
              Depreciation and amortization of                     12,414
          property (2)
              Interest on acquisition financing, net
          of                                                        9,517
                   Savings from debt and equity
          offerings (3)
              Preferred stock dividends                             9,267
              Other adjustments                                    (2,769)
                                                      --------------------

          Pro forma income before minority interest               $16,193
                                                      ====================


     (1) The excess of revenues over direct operating expenses is based upon historical operations for the properties acquired or to be acquired during 1998 for the year ended December 31, 1997, as contained in the Historical Summary of Revenues and Direct Operating Expenses included or incorporated by reference elsewhere herein for the properties whose December 31, 1997 financial results have been audited.

     (2) The asset basis used in the computation of depreciation includes a preliminary allocation of the purchase price to land, land improvements, building, and personal property, plus acquisition costs to date. Such allocation may be adjusted pending receipt of additional information. Depreciation has been computed using the straight line method with cost recovery periods of 7 to 40 years.

     (3)  Includes  interest  expense  incurred  from  sources  of funds used to finance the acquisition of the Acquired Property and other acquisitions including advances on the Company's unsecured line of credit, net of the effect of the application of the equity and debt offering proceeds to repay the revolving debt incurred in the acquisition of properties and mortgage debt. The interest saved from this repayment of debt is shown net of interest expense incurred in connection with the debt offerings.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                               COLONIAL PROPERTIES TRUST




Date:  February 18, 1999                       /s/ Howard B. Nelson, Jr.
                                               Howard B. Nelson, Jr.
                                               Chief Financial Officer
                                               (Duly Authorized Officer
                                               and Principal Financial Officer)

                                                                 Exhibit 23.1





                       Consent of Independent Accountants



     We consent to the incorporation by reference in the registration statements of Colonial Properties Trust on Form S-8 related to certain restricted shares and stock options filed on September 29, 1994; Form S-8 related to the Non-Employee Trustee Share Plan filed on May 15, 1997; Form S-8 related to the Employee Share Purchase Plan filed on May 15, 1997; Form S-8 related to changes to First Amended and Restated Employee Share Option and Restricted Share Plan and the Non-Employee Trustee Share Option Plan filed on May 15, 1997; Form S-3 related to the Shelf Registration filed on November 20, 1997; Form S-3 related to the Dividend Reinvestment Plan filed on April 11, 1995, as amended; and Form S-8 related to the registration of common shares issuable under the Colonial Properties Trust 401(K)/Profit-Sharing Plan filed on October 15, 1996, of our report dated February 4, 1999 on our audit of the Historical Summary of Revenues and Direct Operating Expenses of Bel Air Mall, which report is included in this Form 8-K.



                                             /s/ PricewaterhouseCoopers LLP
                                             PRICEWATERHOUSECOOPERS LLP

Birmingham, Alabama
February 18, 1999